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                                                                      Exhibit 23


                        CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in this Annual Report (Form 10-K) of Polydex Pharmaceuticals Limited of our report dated March 13, 1998, with respect to the consolidated financial statements of Polydex Pharmaceuticals Limited included in its 1998 Annual Report to Shareholders.



Toronto, Canada                                           Ernst & Young
April 30, 1998                                            Chartered Accountants